INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST    Two World Trade Center, New York,
                                               New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1995

DEAR SHAREHOLDER:

Bonds have rallied significantly since last year. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 led to slower economic growth and caused bonds to advance. The trend toward lower long-term interest rates this year was also aided in July by a 25 basis point reduction in the federal-funds rate (the interest rate banks charge each other for overnight loans).

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined from a high of 7.37 percent in November 1994 to 6.02 percent at the end of October 1995, as tracked by The Bond Buyer Revenue Bond Index*. This 135 basis point decline in yield corresponded to an 11 percent price increase for callable municipal bonds with 30-year maturities. Similarly, yields on 1-year municipal notes moved from 4.51 percent to 3.82 percent. The yield pickup for extending maturity from 1- to 30-years was 220 basis points.

Tax-exempt bonds began the year by outperforming U.S. Treasury bonds, but then deteriorated on a relative basis. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring the municipal market began to discount the risk of comprehensive changes in the tax code created by flat tax rhetoric from Washington. This caused the yield ratio to reach a high of 95 percent during the summer. Over the past 10 years, long municipal yields have averaged 89 percent of U.S. Treasury yields.

The municipal market continued to experience consolidation in 1995. Municipal underwriting in the first 10 months of the year was down
16 percent from the same period in 1994. This change followed a 44 percent drop in volume for all of 1994. The effect of lower volume and

---------------
*The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Service, Inc., and AA+ to A- by Standard & Poor's Corp.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST profitability was also apparent in the decisions of several major dealers to withdraw from the municipal business.

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have affected the municipal market since early 1995. Most of the discussion on proposed tax-reform measures is based on theoretical concepts, containing broad assumptions and lacking specific details. Basically, the various plans raise questions about the fairness of changing from a progressive to a regressive tax structure. Low flat-tax rate plans call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. Should politicians make tax reform a central issue in the 1996 elections, media coverage will expand from the financial page to the front page. If that happens, municipal bonds could come under further pressure. For example, when major tax reform turmoil occurred in 1986, municipal yields briefly exceeded taxable yields.

In addition to the market risk associated with the flat-tax proposals, municipal credits would also be negatively affected. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents a shift in tax accountability from the federal to local governments. Taxpayer recognition of the extent of changes under consideration may impede the passage of comprehensive tax reform.

FUND PERFORMANCE

The net asset value (NAV) of InterCapital Quality Municipal Income Trust (IQI) rose from $13.62 to $15.33 per share during the fiscal year ended October 31, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.99 per share, the Trust's total return was 21.29 percent. Over the same period, IQI's market price on the New York Stock Exchange appreciated 15.8 percent from $11.875 to $13.75 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 24.77 percent. IQI began the fiscal year trading at a 13 percent discount to NAV and closed at a 10 percent discount. Undistributed net investment income totaled $0.098 per share on October 31, 1995 versus $0.131 per share a year ago.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

PORTFOLIO STRUCTURE

On October 31, 1995, IQI's long-term portfolio was diversified among 13 specific long-term municipal sectors and 69 credits. The three largest sectors -- general obligation, transportation and hospital revenue bonds -- represented 39 percent of the portfolio. The average maturity and call protection of the Trust's long-term holdings were 21 and 7 years, respectively. Net assets exceeded $752 million.

The credit-quality ratings of the Trust's long-term portfolio are illustrated on the right.

MOODY'S OR STANDARD & POOR'S CREDIT RATING
As of October 31, 1995
(% of Total Long-Term Investments)

Aaa or AAA   36%
  A or   A   34%
 Aa or  AA   27%
Baa or BBB    3%


THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by Auction Rate Preferred Share (ARPS) leverage. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between the interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

The profitability of ARPS was impaired in 1994 and the first half of 1995. ARPS yields have moved somewhat lower since the Federal Reserve Board's initial easing in July 1995. A reduction in the amount of ARPS outstanding -- to control the portfolio's price volatility last year -- also diminished incremental income to common shares. Currently, $208 million in ARPS are outstanding. This represents 28 percent of net assets.

LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with significant maturities and calls for redemption, should continue to be positive for the municipal market.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

However, tax-reduction proposals are likely to continue to receive publicity and may cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax might eventually become law.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended October 31, 1995, the Trust purchased and retired 2,029,300 shares of common stock at a weighted average market discount of 10.05 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Quality Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
-------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 31, 1995, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Edwin J. Garn
For......................    25,526,897
Withheld.................       516,539
Michael E. Nugent
For......................    25,524,307
Withheld.................       519,129
Philip J. Purcell
For......................    25,528,007
Withheld.................       515,429

    ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

        John R. Haire
        For......................................................................................................       3,241
        Withheld.................................................................................................          20

    The following Trustees were not standing for reelection at this meeting:
       Jack F. Bennett, Michael Bozic, Charles A. Fiumefreddo, Dr. Manuel H. Johnson, Paul Kolton and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT:

        For......................................................................................................  24,683,985
        Against..................................................................................................     306,821
        Abstain..................................................................................................   1,052,630

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

        For......................................................................................................  25,103,763
        Against..................................................................................................     172,582
        Abstain..................................................................................................     767,091

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS October 31, 1995

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (98.9%)
              General Obligation (13.8%)
$ 20,000      Jefferson County School District #R-1, Colorado, Ser 1992 (AMBAC)........     6.00 %     12/15/12     $ 20,801,000
   7,500      District of Columbia, 1992 Ser B (MBIA)..................................     6.30       06/01/12        7,689,150
              Hawaii,
   5,000       1992 Ser BZ.............................................................     6.00       10/01/10        5,325,500
   8,000       1992 Ser BZ.............................................................     6.00       10/01/11        8,490,160
   4,000      Cook County, Illinois, Ser 1992 C (FGIC).................................     6.00       11/15/09        4,254,280
              Washoe County School District, Nevada, Ltd Tax
   4,730       Ser 10/01/92 A (AMBAC)..................................................     6.25       04/01/11        4,986,366
   8,100       Ser 10/01/92 A (AMBAC)..................................................     6.25       04/01/13        8,481,753
              New York City, New York,
   5,500       1993 Ser B..............................................................     7.00       10/01/11        5,849,195
   2,100       1993 Ser B..............................................................     7.00       10/01/13        2,233,329
   3,300       1993 Ser B..............................................................     7.00       10/01/14        3,490,344
   5,000       1993 Ser B..............................................................     6.75       10/01/15        5,189,300
   2,400       1992 Ser B..............................................................     7.00       02/01/20        2,530,152
  10,000      San Antonio, Texas, Refg Ser 1992........................................     5.75       08/01/13       10,004,500
  15,000      Washington, Ser 1993 A...................................................     5.75       10/01/17       14,851,800
--------                                                                                                              ----------
 100,630                                                                                                             104,176,829
--------                                                                                                              ----------
              Educational Facilities Revenue (2.6%)
  10,000      District of Columbia, Howard University Refg Ser 1992 A..................     6.75       10/01/12       10,310,800
   2,500      University of Illinois, Auxiliary Ser 1991...............................     5.75       04/01/22        2,443,425
              Scranton-Lackawanna Health & Welfare Authority, Pennsylvania,
   3,000       University of Scranton 1992 Ser A.......................................     6.40       03/01/07        3,073,530
   3,300       University of Scranton 1992 Ser A.......................................     6.50       03/01/13        3,490,806
--------                                                                                                              ----------
  18,800                                                                                                              19,318,561
--------                                                                                                              ----------
              Electric Revenue (10.0%)
   9,500      Orlando Utilities Commission, Florida, Ser 1991 A........................     5.50       10/01/26        9,078,865
  10,000      Municipal Electric Authority of Georgia, Power 1992 Ser B................     6.375      01/01/16       10,133,800
   5,000      Hastings, Nebraska, Refg Ser 1992........................................     6.30       01/01/19        5,157,250
  10,000      Hamilton!, Ohio, Refg 1992 Ser A (FGIC)..................................     6.00       10/15/23       10,200,800
  20,000      Piedmont Municipal Power Agency, South Carolina, Refg 1992 Ser (MBIA)....     6.375      01/01/25       20,198,000
              Grant County Public Utility District #2, Washington,
   8,220       Priest Rapids Hydro Second Ser 1992 A...................................     5.00       01/01/23        7,264,178
   8,000       Wanapum Hydro Second Ser 1992 A.........................................     6.375      01/01/23        8,159,600
   5,000       Wanapum Hydro Second Ser 1992 B (AMT)...................................     6.75       01/01/23        5,255,250
--------                                                                                                              ----------
  75,720                                                                                                              75,447,743
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Hospital Revenue (12.2%)
$  8,000      Birmingham-Carraway Special Care Facilities Financing Authority, Alabama,
               Carraway Methodist Health Ser 1995 A (Connie Lee) (WI)..................     5.875%     08/15/15     $  7,976,000
   4,500      Colorado Health Facilities Authority, Sisters of Charity Health Care
               Systems Inc Ser 1992 A (AMBAC)..........................................     6.00       05/15/22        4,537,800
   6,000      Tampa, Florida, Allegany Health/St Joseph's Hospital Ser 1991 (MBIA).....     6.00       12/01/21        6,056,940
   9,250      Massachusetts Health & Educational Facilities Authority, Massachusetts
               General Hospital Ser F (MBIA)...........................................     6.00       07/01/15        9,370,898
  10,000      Missouri Health & Education Facilities Authority, Health Midwest Ser 1992
               B (MBIA)................................................................     6.25       02/15/22       10,305,000
  10,000      New York State Medical Care Facilities Finance Agency, The Mount Sinai
               Hospital - FHA Insured Mortgage 1992 Ser C..............................     5.75       08/15/19        9,833,600
   4,500      Cuyahoga County, Ohio, Cleveland Clinic Foundation Refg Ser 1992.........     5.50       11/15/11        4,378,455
  10,000      Allegheny County Hospital Development Authority, Pennsylvania,
               Presbyterian University Health Ser 1992 A (MBIA)........................     6.25       11/01/23       10,273,200
   5,000      Dauphin County General Authority, Pennsylvania, HAPSO Group Inc/
               The Western Pennsylvania Hospital Refg 1992 Ser A (MBIA)................     6.25       07/01/16        5,168,300
   3,000      Philadelphia Hospitals & Higher Education Facilities Authority,
               Pennsylvania, Chestnut Hill Hospital Ser of 1992........................     6.375      11/15/11        3,058,650
   5,000      South Dakota Health & Educational Facilities Authority, Queen of Peace
               Hospital Ser 1992 (MBIA)................................................     6.70       07/01/17        5,365,400
  15,000      Fredericksburg Industrial Development Authority, Virginia, MWH Medicorp
               Ser 1991 A & B (FGIC)...................................................     6.60       08/15/23       15,799,200
--------                                                                                                              ----------
  90,250                                                                                                              92,123,443
--------                                                                                                              ----------
              Industrial Development/Pollution Control Revenue (7.6%)
   6,000      California Pollution Control Financing Authority, Keller Cannon Landfill
               Co/ Browning-Ferris Industries Inc Ser 1992 (AMT).......................     6.875      11/01/27        6,284,580
   5,000      Citrus County, Florida, Florida Power Corp Refg Ser 1992 B...............     6.35       02/01/22        5,227,600
   3,500      St Lucie County, Florida, Florida Power & Light Co Ser 1991 (AMT)........     7.15       02/01/23        3,738,035
   5,000      Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMT) (MBIA).....     6.65       06/01/17        5,367,800
  15,000      Berkeley County, South Carolina, South Carolina Electric & Gas Co Ser
               1984....................................................................     6.50       10/01/14       15,893,400
  10,000      Brazos River Authority, Texas, Houston Lighting & Power Co Ser 1992 B
               (MBIA)..................................................................     6.375      04/01/12       10,595,200
  10,000      Mason County, West Virginia, Appalachian Power Co Ser J..................     6.60       10/01/22       10,290,800
--------                                                                                                              ----------
  54,500                                                                                                              57,397,415
--------                                                                                                              ----------
              Mortgage Revenue - Multi-Family (6.1%)
   7,000      Illinois Housing Development Authority, Ser I............................     6.625      09/01/12        7,257,810
  20,000      Michigan Housing Development Authority, Rental 1992 Ser A (Bifurcated
               FSA)....................................................................     6.50       04/01/23       20,487,400
              Missouri Housing Development Commission,
   7,845       Federally Insured Mortgage Loans Refg Ser 11/15/92......................     6.50       07/01/16        8,033,280
  10,000       Federally Insured Mortgage Loans Refg Ser 11/15/92......................     6.60       07/01/24       10,262,400
--------                                                                                                              ----------
  44,845                                                                                                              46,040,890
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Mortgage Revenue - Single Family (8.3%)
$ 20,000      Connecticut Housing Finance Authority, 1992 Ser B........................     6.70 %     11/15/12     $ 20,965,200
   7,465      Georgia Housing & Finance Authority, Home Ownership 1992 Ser C...........     6.50       12/01/11        7,701,864
   1,375      Idaho Housing Agency, 1992 Ser E (AMT)...................................     6.75       07/01/12        1,440,835
              Minnesota Housing & Finance Agency,
   3,425       Ser 1992 D-1............................................................     6.50       01/01/17        3,539,155
   7,400       Ser 1992 CD-1 (AMT).....................................................     6.75       07/01/23        7,628,364
  20,360      Virginia Housing Development Authority, 1992 Ser B SubSer B-2 (AMT)......     6.80       07/01/21       20,882,438
--------                                                                                                              ----------
  60,025                                                                                                              62,157,856
--------                                                                                                              ----------
              Nursing & Health Related Facilities Revenue (2.5%)
   6,265      University of Michigan, Medical Service Plan Ser 1991....................     6.50       12/01/21        6,643,907
  11,250      Minneapolis & Saint Paul Housing & Redevelopment Authority, Minnesota,
               Group Health Plan Inc Ser 1992..........................................     6.90       10/15/22       11,982,713
--------                                                                                                              ----------
  17,515                                                                                                              18,626,620
--------                                                                                                              ----------
              Public Facilities Revenue (5.6%)
   9,800      Orlando, Florida, Cap Impr Refg Ser 1992.................................     6.00       10/01/22        9,916,228
  10,000      Atlanta Downtown Development Authority, Georgia, Underground Atlanta Refg
               Ser 1992................................................................     6.25       10/01/16       10,351,500
   5,000      Illinois, Civic Center Ser 1990 A (AMBAC)................................     6.00       12/15/15        5,028,000
   7,370      Indianapolis Local Public Improvement Bond Bank, Indiana, Ser 1992 D.....     6.75       02/01/20        7,864,896
   8,550      Maine Municipal Bond Bank, 1992 Ser E....................................     6.25       11/01/12        8,981,861
--------                                                                                                              ----------
  40,720                                                                                                              42,142,485
--------                                                                                                              ----------
              Resource Recovery Revenue (2.9%)
  16,990      Broward County, Florida, Broward Waste Energy Co North Ser 1984..........     7.95       12/01/08       19,081,129
   2,500      Union County Utilities Authority, New Jersey, Solid Waste 1991 Ser A
               (AMT)...................................................................     7.20       06/15/14        2,627,325
--------                                                                                                              ----------
  19,490                                                                                                              21,708,454
--------                                                                                                              ----------
              Transportation Facilities Revenue (13.0%)
              Dade County, Florida, Aviation,
   3,000       1992 Ser B (MBIA).......................................................     6.55       10/01/13        3,197,730
   5,000       1992 Ser B (AMT) (MBIA).................................................     6.60       10/01/22        5,303,700
  13,250      Chicago, Illinois, Chicago-O'Hare Int'l Terminal Ser 1992 (AMT) (MBIA)...     6.75       01/01/12       14,138,147
  20,000      Illinois Toll Highway Authority, Priority 1992 Ser A.....................     6.375      01/01/15       20,478,400
  15,000      St Louis, Missouri, Lambert - St Louis Int'l Airport Ser 1992 (AMT)
               (FGIC)..................................................................     6.00       07/01/08       15,636,150
  25,000      Clark County, Nevada, Las Vegas - McCaran Int'l Airport Passenger
               Facility Charge 1992 Ser B (AMT)........................................     6.25       07/01/22       25,297,250
              Puerto Rico Highway & Transportation Authority,
   6,000       Refg Ser V..............................................................     6.625      07/01/12        6,399,960
   7,115       Ser T...................................................................     6.625      07/01/18        7,536,279
--------                                                                                                              ----------
  94,365                                                                                                              97,987,616
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Water & Sewer Revenue (7.9%)
$ 10,000      Central Coast Water Authority, California, Ser 1992 (AMBAC)..............     6.50 %     10/01/14     $ 10,653,300
  15,000      Massachusetts Water Resources Authority, 1992 Ser B......................     5.50       11/01/15       14,505,900
  20,000      New York City Municipal Water Finance Authority, New York, Ser 1993 A....     6.00       06/15/17       19,854,800
   8,000      Houston, Texas, Water & Sewer Lien Jr Refg Ser 1991 C (AMBAC)............     6.375      12/01/17        8,377,040
   6,000      Fairfax County Water Authority, Virginia, Refg Ser 1992..................     6.00       04/01/22        6,088,080
--------                                                                                                            ------------
  59,000                                                                                                              59,479,120
--------                                                                                                            ------------
              Other Revenue (0.3%)
   2,000      New York Local Government Assistance Corporation, Ser 1991 A.............     7.125      04/01/11        2,228,980
--------                                                                                                            ------------
              Refunded (6.1%)
   7,500      Alaska Housing Finance Corporation, Gen Hsg 1992 Ser A...................     6.60       12/01/23        8,016,375
  10,000      Massachusetts Water Resources Authority, 1990 Ser A......................     6.50       12/01/19       11,234,600
  12,000      New York Local Government Assistance Corporation, Ser 1991 C.............     7.00       04/01/21       13,690,680
   8,080      South Carolina Public Service Authority, 1986 Refg Ser C.................     7.30       07/01/21        8,361,911
   4,000      Roanoke County, Virginia, Water Ser 1991 (FGIC)..........................     6.50       07/01/21        4,468,760
--------                                                                                                            ------------
  41,580                                                                                                              45,772,326
--------                                                                                                            ------------
 719,440      TOTAL MUNICIPAL BONDS (Identified Cost $701,641,776).............................................      744,608,338
--------                                                                                                            ------------

              SHORT-TERM MUNICIPAL OBLIGATION (0.5%)
   3,900      Harris County Health Facilities Development Corporation, Texas, Methodist
--------       Hospital Ser 1994 (Demand 11/01/95) (Identified Cost $3,900,000)........     4.00*      12/01/25        3,900,000
                                                                                                                    ------------
$723,340      TOTAL INVESTMENTS (Identified Cost $705,541,776) (a)....................................    99.4%
--------
--------
                                                                                                                     748,508,338
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.6        4,332,127
                                                                                                         ------     ------------
              NET ASSETS...............................................................................  100.0%     $752,840,465
                                                                                                         ------     ------------
                                                                                                         ------     ------------

---------------------
    AMT        Alternative Minimum Tax.
    WI         Security purchased on a when issued basis.
     *         Current coupon of variable rate security.
    (a)        The aggregate cost for federal income tax purposes is
               $705,541,776; the aggregate gross and net unrealized appreciation is $42,966,562.

Bond Insurance:
   AMBAC       AMBAC Indemnity Corporation.
Connie Lee     Connie Lee Insurance Company.
   FGIC        Financial Guaranty Insurance Company.
    FSA        Financial Security Assurance Inc.
   MBIA        Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------
                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1995

  Alabama............  1.1%
  Alaska.............  1.1
  California.........  2.2
  Colorado...........  3.4
  Connecticut........  2.8
  District of
   Columbia..........  2.4
  Florida............  8.2
  Georgia............  3.7
  Hawaii.............  1.8
  Idaho..............  0.2
  Illinois...........  7.1
  Indiana............  1.0%
  Maine..............  1.2
  Massachusetts......  4.7
  Michigan...........  3.6
  Minnesota..........  3.1
  Missouri...........  5.9
  Nebraska...........  0.7
  Nevada.............  5.9
  New Jersey.........  0.3
  New York...........  8.6
  Ohio...............  1.9
  Pennsylvania.......  3.3%
  Puerto Rico........  1.8
  South Carolina.....  5.9
  South Dakota.......  0.7
  Texas..............  4.4
  Virginia...........  6.3
  Washington.........  4.7
  West Virginia......  1.4
                      ----
  Total.............. 99.4%
                      ----
                      ----

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
ASSETS:
Investments in securities, at value
 (identified cost $705,541,776)..........    $748,508,338
Cash.....................................         375,783
Interest receivable......................      12,626,283
Deferred organizational expenses.........          21,054
Prepaid expenses.........................         112,616
                                             ------------
    TOTAL ASSETS.........................     761,644,074
                                             ------------
LIABILITIES:
Payable for:
    Investments purchased................       7,922,101
    Dividends to preferred
     shareholders........................         332,797
    Investment management fee............         230,812
    Common shares of beneficial interest
     purchased...........................         193,420
Accrued expenses.........................         124,479
                                             ------------
    TOTAL LIABILITIES....................       8,803,609
                                             ------------
NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 4,160
 shares outstanding).....................     208,000,000
                                             ------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 35,533,313 shares outstanding)...     497,161,107
Net unrealized appreciation..............      42,966,562
Accumulated undistributed net investment
 income..................................       3,468,179
Accumulated undistributed net realized
 gain....................................       1,244,617
                                             ------------
    NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS........................     544,840,465
                                             ------------
    TOTAL NET ASSETS.....................    $752,840,465
                                             ------------
                                             ------------
NET ASSET VALUE PER COMMON SHARE
 ($544,840,465 divided by 35,533,313
 common shares outstanding)..............          $15.33
                                                    -----
                                                    -----
STATEMENT OF OPERATIONS
For the year ended October 31, 1995
NET INVESTMENT INCOME:
INTEREST INCOME..........................    $ 46,353,297
                                             ------------
EXPENSES
Investment management fee................       2,588,394
Auction commission fees..................         609,197
Transfer agent fees and expenses.........         213,592
Professional fees........................         107,759
Auction agent fees.......................          76,080
Shareholder reports and notices..........          70,325
Custodian fees...........................          33,834
Registration fees........................          32,429
Trustees' fees and expenses..............          31,100
Organizational expenses..................          10,994
Other....................................          55,267
                                             ------------
    TOTAL EXPENSES BEFORE EXPENSE
    OFFSET...............................       3,828,971
    LESS: EXPENSE OFFSET.................         (33,624)
                                             ------------
    TOTAL EXPENSES AFTER EXPENSE
    OFFSET...............................       3,795,347
                                             ------------
    NET INVESTMENT INCOME................      42,557,950
                                             ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain........................       1,992,474
Net change in unrealized depreciation....      58,771,035
                                             ------------
    NET GAIN.............................      60,763,509
                                             ------------
NET INCREASE.............................    $103,321,459
                                             ------------
                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                          ENDED              ENDED
                                                       OCTOBER 31,        OCTOBER 31,
                                                           1995               1994
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $ 42,557,950       $ 48,165,091
Net realized gain (loss)..........................        1,992,474           (747,857)
Net change in unrealized
 appreciation/depreciation........................       58,771,035       (105,098,168)
                                                       ------------       ------------
    NET INCREASE (DECREASE).......................      103,321,459        (57,680,934)
                                                       ------------       ------------
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM NET
  INVESTMENT INCOME...............................       (8,062,139)        (8,532,844)
                                                       ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
  FROM:
Net investment income.............................      (35,961,242)       (40,390,228)
Net realized gain.................................          --              (1,218,012)
                                                       ------------       ------------
    TOTAL.........................................      (35,961,242)       (41,608,240)
                                                       ------------       ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred.........................................      (33,250,000)       (38,750,000)
Common............................................      (25,887,114)       (25,658,544)
                                                       ------------       ------------
    TOTAL.........................................      (59,137,114)       (64,408,544)
                                                       ------------       ------------
    TOTAL INCREASE (DECREASE).....................          160,964       (172,230,562)
NET ASSETS:
Beginning of period...............................      752,679,501        924,910,063
                                                       ------------       ------------
    END OF PERIOD
    (Including undistributed net investment income
    of $3,468,179 and $4,933,610, respectively)...     $752,840,465       $752,679,501
                                                       ------------       ------------
                                                       ------------       ------------

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Quality Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on September 29, 1992.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the Trust's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses in the amount of $55,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $8,168,290 and $31,521,493, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1995, the Trust had transfer agent fees and expenses payable of approximately $17,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $11,903. At October 31, 1995,

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST the Trust had an accrued pension liability of $21,180 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. On November 12, 1992, the Trust issued 1,120 shares each of Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") for gross total proceeds of $280,000,000. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

During the year ended October 31, 1995, the Trust purchased and retired preferred shares as follows:

 SERIES      SHARES       AMOUNT
--------    --------    -----------
   2          392       $19,600,000
   5          273        13,650,000

Dividends, which are cumulative, are reset through auction procedures.

                                                    RANGE OF
                                                    DIVIDEND
SHARES*     SERIES      RATE*     RESET DATE         RATES**
-------     -------     -----     ----------     ---------------
 1,120         1        3.83 %     11/07/95       3.69 % - 4.45 %
   400         2        3.489      03/06/96       2.875  - 6.15
 1,120         3        3.76       11/01/95       3.39   - 4.55
 1,120         4        3.80       01/03/96       3.80   - 3.85
   400         5        3.648      01/11/96       2.95   - 5.875

---------------------
 *     As of October 31, 1995.
 **    For the year ended October 31, 1995.

Subsequent to October 31, 1995 and up through December 7, 1995, the Trust paid dividends to Series 2, 4, and 5 at a rate of 3.49%, 3.60% and 3.65%, respectively, and to each of the Series 1 and 3 at rates ranging from 3.79% to 3.92%, and 3.75% to 3.98%, respectively, in the aggregate amount of $1,077,563.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                 CAPITAL
                                                                                                                 PAID IN
                                                                                                 PAR            EXCESS OF
                                                                               SHARES           VALUE           PAR VALUE
                                                                             ----------        --------        ------------
Balance, October 31, 1993...............................................     39,457,113        $394,571        $548,312,194
Treasury shares purchased and retired (weighted average discount
 8.32%)*................................................................     (1,894,500)        (18,945)        (25,639,599)
                                                                             ----------        --------        ------------
Balance, October 31, 1994...............................................     37,562,613         375,626         522,672,595
Treasury shares purchased and retired (weighted average discount
 10.05%)*...............................................................     (2,029,300)        (20,293)        (25,866,821)
                                                                             ----------        --------        ------------
Balance, October 31, 1995...............................................     35,533,313        $355,333        $496,805,774
                                                                             ==========        ========        ============

---------------------
 *     The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1995, the Trust utilized all of its net capital loss carryover of approximately $747,900.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust has declared the following dividends from net investment income:

   DECLARATION          AMOUNT            RECORD                PAYABLE
       DATE           PER SHARE            DATE                  DATE
------------------    ----------     -----------------     -----------------
 October 31, 1995      $ 0.0825      November 10, 1995     November 24, 1995
November 28, 1995      $ 0.0825      December 8, 1995      December 22, 1995

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                              QUARTERS ENDED
                                          ---------------------------------------------------------------------------------------
                                               10/31/95                7/31/95                4/30/95                1/31/95
                                          -------------------     -----------------     -------------------     -----------------
                                                        PER                    PER                    PER                    PER
                                           TOTAL*      SHARE      TOTAL*      SHARE      TOTAL*      SHARE      TOTAL*      SHARE
                                          --------     ------     -------     -----     --------     ------     -------     -----
Total investment income...............    $ 11,479     $ 0.32     $11,637     $0.33     $ 11,382     $ 0.31     $11,855     $0.32
Net investment income.................      10,538       0.30      10,684      0.30       10,438       0.28      10,898      0.30
Net realized and unrealized gain......      13,505       0.38       8,883      0.25       15,486       0.45      22,889      0.66

                                                                              QUARTERS ENDED
                                          ---------------------------------------------------------------------------------------
                                               10/31/94                7/31/94                4/30/94                1/31/94
                                          -------------------     -----------------     -------------------     -----------------
                                                        PER                    PER                    PER                    PER
                                           TOTAL*      SHARE      TOTAL*      SHARE      TOTAL*      SHARE      TOTAL*      SHARE
                                          --------     ------     -------     -----     --------     ------     -------     -----
Total investment income...............    $ 13,220     $ 0.34     $12,842     $0.33     $ 13,038     $ 0.34     $13,568     $0.35
Net investment income.................      12,069       0.31      11,766      0.31       11,934       0.30      12,396      0.32
Net realized and unrealized gain
 (loss)...............................     (44,296)     (1.11)      9,135      0.24      (77,138)     (1.96)      6,453      0.16

---------------------
 *     Amounts in thousands.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                         FOR THE
                                                                                                                          PERIOD
                                                                                                                         SEPTEMBER
                                                                                                                         29, 1992*
                                                                                                                         THROUGH
                                                                                FOR THE YEAR ENDED OCTOBER 31            OCTOBER
                                                                                -----------------------------              31,
                                                                              1995**        1994**++      1993**          1992**
   ---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of period.....................................................     $13.62        $ 16.34      $ 13.88         $ 14.06
                                                                               -----         ------       ------          ------
Net investment income....................................................       1.18           1.24         1.22            0.04
Net realized and unrealized gain (loss)..................................       1.66          (2.73)        2.50           (0.20)
                                                                               -----         ------       ------          ------
Total from investment operations.........................................       2.84          (1.49)        3.72           (0.16)
                                                                               -----         ------       ------          ------
Less dividends and distributions from:
   Net investment income.................................................      (0.99)         (1.04)       (0.91)           --
   Common share equivalent of dividends paid to preferred shareholders...      (0.22)         (0.22)       (0.21)           --
   Net realized gain.....................................................       --            (0.03)        --              --
                                                                               -----         ------       ------          ------
Total dividends and distributions........................................      (1.21)         (1.29)       (1.12)           --
Anti-dilutive effect of acquiring treasury shares........................       0.08           0.06         --              --
Offering costs charged against capital...................................       --             --          (0.14)          (0.02)
                                                                               -----         ------       ------          ------
Net asset value, end of period...........................................     $15.33        $ 13.62      $ 16.34         $ 13.88
                                                                               -----         ------       ------          ------
                                                                               -----         ------       ------          ------
Market value, end of period..............................................     $13.75        $11.875      $15.875         $15.125
                                                                               -----         ------       ------          ------
                                                                               -----         ------       ------          ------
TOTAL INVESTMENT RETURN+.................................................      24.77%       (19.30)%       11.41%          0.83%(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset.....................................       0.72%(3)       0.75%        0.71%          0.42%(2)
Net investment income before preferred stock dividends...................       8.05%(3)       8.06%        7.95%          3.29%(2)
Preferred stock dividends................................................       1.53%          1.43%        1.35%            N/A
Net investment income available to common shareholders...................       6.52%          6.63%        6.60%          3.29%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................................    $752,840       $752,680     $924,910        $548,350
Asset coverage on preferred shares at end of period......................        361%           311%         330%            N/A
Portfolio turnover rate..................................................          1%             2%           4%             4%(1)

---------------------
 *  Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on last day of each period reported.
    Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++ Restated for comparative purposes.
(1) Not annualized.
(2) Annualized.
(3) The above expense and net investment income ratios would have been 0.71% and 8.06%, respectively, which reflects 0.01% effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Quality Municipal Income Trust (the "Trust") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 29, 1992 (commencement of operations) through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 7, 1995
      --------------------------------------------------------------------

                      1995 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1995, the Trust paid the following per share amounts from tax-exempt income: $0.99 to common shareholders, $1,870 to Series 1 preferred shareholders, $1,831 to Series 2 preferred shareholders, $2,019 to Series 3 preferred shareholders, $1,914 to Series 4 preferred shareholders, $1,913 to Series 5 preferred shareholders.

TRUSTEES
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048



DEAN WITTER
INTERCAPITAL
QUALITY
MUNICIPAL
INCOME
TRUST


[PHOTO]


ANNUAL REPORT
OCTOBER 31, 1995